SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 14, 2005

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2975 Stender Way, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

(408) 727-6116

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information in this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Integrated Device Technology, Inc. (the “Company”) announces plans to consolidate its testing operations and outsource a portion of its assembly operations. Under the plan the Company will close its assembly and test facility in Manila, the Philippines, which will result in a reduction in force of approximately 750 employees. The plan includes transferring the test and finish work currently performed at the Manila facility to the Company’s assembly and test facility in Penang, Malaysia at or around the end of June 2005 and transferring the assembly work currently performed at the Manila facility and certain assembly equipment to third party sub-contractors at or around the end of September 2005. The activities contemplated by this plan are consistent with the Company’s long-term strategy of profitability and cost-reduction. The Company expects the closure of the Manila facility to be completed and the majority of the transition payments under the plan to have been made at or around the end of September 2005. The Company anticipates that the restructuring plan will reduce ongoing operating expenses.

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the plan to consolidate the Company’s testing operations and outsource a portion of its assembly operations, including the timetable for completion of the plan, the transfer of the test and finish work to the Company’s Penang facility, the transfer of the assembly work and certain assembly equipment to third party sub-contractors and the closure of the Manila facility and the impact of the closure and reduction in force on the Company’s results of operations and financial condition. These forward looking statements are only projections based on current information and expectations and involve a number of risks and uncertainties, including, but not limited to, the Company’s ability to implement the plan according to the timetable and to the extent currently anticipated, the impact of the consolidation of test and finish operations and assembly and test facility closure and personnel reductions on ongoing assembly and testing efforts, product delivery and introduction of new products, the Company’s ability to reduce ongoing operating expenses under the plan, changes in the plan and general economic conditions. More information about potential factors that could affect the Company’s business and financial results is included in the “Factors Affecting Future Results” set forth in the Company’s Annual Report on Form 10-K for the year ended March 28, 2004, and the Company’s subsequent filings with the Securities and Exchange Commission. Actual results could differ materially from those set forth in the forward-looking statements as a result of such factors as well as other risks and uncertainties.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2005

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Clyde R. Hosein
Clyde R. Hosein
Vice President and Chief
Financial Officer (duly authorized officer)

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